EXHIBIT 32.2

Certification Pursuant to Section 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Annual Report of CIT Group Inc. (“CIT”) on Form 10-Q for the quarter ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jonathan Macey, the Principal Accounting Officer of CIT, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

     (i) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

     (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CIT.

Dated: May 10, 2010

/s/ Jonathan Macey

Senior Vice President, Interim Controller and Principal Accounting Officer